UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2020

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Not Applicable

Former Name, Former Address or Former Fiscal Year,
If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

U.S. Energy Corp. (“U.S. Energy” or the “Company”) today announced that the Company entered into a Membership Interest Purchase Agreement (“MIPA”) and completed a transaction to acquire all of the issued and outstanding equity interests of New Horizon Resources, LLC (“New Horizon”), whose assets include acreage and operated producing properties in North Dakota (the “Properties”). The consideration paid at closing consisted of 59,498 shares of common stock of the Company and $150,000 in cash (the “Acquisition”). The effective date of the Acquisition was March 1, 2020. The New Horizon Properties consist of approximately 1,300 net acres located primarily in McKenzie and Divide Counties, North Dakota, which are 100% held by production, average a 63% working interest and produced approximately 30 net Boepd (88% oil) for the six-month period ended December 31, 2019.

The foregoing summary description of the material terms of the MIPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01 above in connection with the acquisition of New Horizon, the Company issued 59,498 shares of common stock of the Company to the former equity owners of New Horizon. The Company offered and sold the shares of common stock as part of a private placement solely to “accredited investors” as that term is defined under Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Company did not pay any underwriter discounts or commissions in connection with the issuance of the shares of common stock.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement dated March 1, 2020 by and among U.S. Energy Corp,as Buyer, and Donald A. Kessel and Robert B. Foss, as Sellers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	March 5, 2020